All Information is Preliminary and Subject to Change

Transaction

Issuer	Centex Home Equity Loan Trust
Series	2004-C

Collateral	$900 Million of Home Equity Mortgage Loans

Servicer	Centex Home Equity Company LLC

Rating Agencies	S&P, Moody's and Fitch

Structure

Credit Support
1-	Excess Interest
2-	Overcollateralization

3-	Subordination

	Class	S&P	Moody's	Fitch	Cpn Type	Amount	Initial Size	Initial C/E	Stepdown C/E
	Seniors	AAA	Aaa	AAA	Fixed / Flt	749,250,000	83.25%	16.75%	39.00%
	M-1	AA+	Aa1	AA+	Floating	33,750,000	3.75%	13.00%	31.50%
	M-2	AA	Aa2	AA	Floating	27,000,000	3.00%	10.00%	25.50%
	M-3	AA-	Aa3	AA-	Floating	18,450,000	2.05%	7.95%	21.40%
	M-4	A+	A1	A+	Floating	13,050,000	1.45%	6.50%	18.50%
	M-5	A	A2	A	Floating	16,650,000	1.85%	4.65%	14.80%
	M-6	A-	A3	A-	Floating	13,500,000	1.50%	3.15%	11.80%
	M-7	BBB+	Baa1	BBB+	Floating	13,500,000	1.50%	1.65%	8.80%
	B	BBB	Baa2	BBB	Floating	14,850,000	1.65%	0.00%	5.50%
	OC Target						2.75%
	After the Stepdown Date the subordinates may receive principal payments
	Zero initial OC building to 2.75% of original pool balance

Trigger Event	A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either:
(i) The three-month rolling average of all loans that are 60+ days delinquent exceds 43% of the Senior Enhancement Percentage
(ii) During such period the Cumulative Realized Loss Percentage exceeds the values defined below:

	Distribution Dates	Cumulative Realized Loss Percentage

	July 2007 - June 2008	3.75% plus an additional 1/12th of 2.00% for each month thereafter
	July 2008 - June 2009	5.75% plus an additional 1/12th of 1.75% for each month thereafter
	July 2009 - June 2010	7.50% plus an additional 1/12th of 0.65% for each month thereafter
	July 2010 and afterwards	8.15%

Loss Coverage

		First Principal Loss

		50% Severity			55% Severity
	Bond	CDR	Cum Loss	WAL	CDR	Cum Loss	WAL
	M6	8.4%	11.4%	13.2	7.6%	11.6%	13.5
Fwd LIBOR	M7	7.1%	9.9%	13.6	6.5%	10.1%	13.9
	B	6.1%	8.7%	13.8	5.5%	8.8%	14.0
	M6	6.4%	9.1%	13.9	5.8%	9.2%	14.1
Fwd LIBOR + 150	M7	5.2%	7.6%	14.4	4.7%	7.7%	14.6
	B	4.2%	6.3%	14.4	3.8%	6.3%	14.6

	100% Pricing Speed
	12 month lag in recoveries
	Trigger failing
	Run to maturity
	Defaults are in addition to prepayments

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2004-C
All Information is Preliminary and Subject to Change

Excess Spread

		Forward	Forward + 150bps	Forward	Forward			Forward	Forward + 150bps	Forward	Forward
Period	Paydate	XS Spread	XS Spread	1m LIBOR	6m LIBOR	Period	Paydate	XS Spread	XS Spread	1m LIBOR	6m LIBOR
1	7/25/2004	358	252	1.10	1.58	51	9/25/2008	463	411	5.13	5.28
2	8/25/2004	345	239	1.30	1.75	52	10/25/2008	472	422	5.17	5.31
3	9/25/2004	331	226	1.52	1.92	53	11/25/2008	471	460	5.20	5.35
4	10/25/2004	327	227	1.67	2.08	54	12/25/2008	480	471	5.24	5.38
5	11/25/2004	310	207	1.88	2.24	55	1/25/2009	466	455	5.27	5.41
6	12/25/2004	311	211	1.97	2.39	56	2/25/2009	463	452	5.31	5.48
7	1/25/2005	299	196	2.11	2.56	57	3/25/2009	496	493	5.34	5.55
8	2/25/2005	286	184	2.33	2.70	58	4/25/2009	459	447	5.37	5.61
9	3/25/2005	295	202	2.52	2.81	59	5/25/2009	488	469	5.40	5.67
10	4/25/2005	272	171	2.60	2.91	60	6/25/2009	474	452	5.43	5.74
11	5/25/2005	271	173	2.75	3.02	61	7/25/2009	473	454	5.65	5.80
12	6/25/2005	251	151	2.97	3.13	62	8/25/2009	458	436	5.69	5.84
13	7/25/2005	266	169	2.88	3.21	63	9/25/2009	455	433	5.72	5.88
14	8/25/2005	252	153	3.00	3.34	64	10/25/2009	465	446	5.75	5.90
15	9/25/2005	245	146	3.13	3.46	65	11/25/2009	466	428	5.79	5.94
16	10/25/2005	245	150	3.25	3.57	66	12/25/2009	476	441	5.82	5.97
17	11/25/2005	230	134	3.38	3.70	67	1/25/2010	461	423	5.85	6.00
18	12/25/2005	232	139	3.49	3.81	68	2/25/2010	459	421	5.88	6.00
19	1/25/2006	216	123	3.61	3.93	69	3/25/2010	494	465	5.91	5.99
20	2/25/2006	208	117	3.74	4.08	70	4/25/2010	454	417	5.94	5.99
21	3/25/2006	229	142	3.84	4.21	71	5/25/2010	467	429	5.97	5.98
22	4/25/2006	194	108	3.96	4.35	72	6/25/2010	453	413	5.99	5.97
23	5/25/2006	305	210	4.07	4.50	73	7/25/2010	473	436	5.83	5.97
24	6/25/2006	288	191	4.18	4.63	74	8/25/2010	459	419	5.86	5.99
25	7/25/2006	309	216	4.44	4.78	75	9/25/2010	457	417	5.88	6.01
26	8/25/2006	290	196	4.56	4.91	76	10/25/2010	467	430	5.90	6.03
27	9/25/2006	282	190	4.67	5.02	77	11/25/2010	457	413	5.93	6.06
28	10/25/2006	284	195	4.79	5.13	78	12/25/2010	468	426	5.95	6.08
29	11/25/2006	320	226	4.91	5.25	79	1/25/2011	453	409	5.97	6.10
30	12/25/2006	324	233	5.02	5.36	80	2/25/2011	451	407	5.99	6.10
31	1/25/2007	304	212	5.14	5.47	81	3/25/2011	487	450	6.01	6.10
32	2/25/2007	296	205	5.25	5.39	82	4/25/2011	448	403	6.03	6.09
33	3/25/2007	325	242	5.35	5.30	83	5/25/2011	461	417	6.05	6.09
34	4/25/2007	282	192	5.46	5.20	84	6/25/2011	447	401	6.07	6.09
35	5/25/2007	371	282	5.57	5.10	85	7/25/2011	465	422	5.96	6.08
36	6/25/2007	351	260	5.67	4.99	86	8/25/2011	451	405	5.98	6.10
37	7/25/2007	421	333	4.68	4.86	87	9/25/2011	450	404	5.98	6.10
38	8/25/2007	402	310	4.73	4.91	88	10/25/2011	462	419	5.98	6.10
39	9/25/2007	401	310	4.79	4.96	89	11/25/2011	450	403	5.98	6.10
40	10/25/2007	409	323	4.84	5.02	90	12/25/2011	461	418	5.98	6.10
41	11/25/2007	460	374	4.89	5.06	91	1/25/2012	448	402	5.98	6.10
42	12/25/2007	468	386	4.94	5.11
43	1/25/2008	455	371	4.99	5.16
44	2/25/2008	451	367	5.04	5.17
45	3/25/2008	467	388	5.08	5.18
46	4/25/2008	441	355	5.13	5.19
47	5/25/2008	475	427	5.17	5.20
48	6/25/2008	460	409	5.22	5.20
49	7/25/2008	480	430	5.06	5.20
50	8/25/2008	466	414	5.09	5.24

Run at the Pricing Speed